Virtus Strategic Allocation Series

a series of Virtus Variable Insurance Trust

Supplement dated March 24, 2017 to the Summary Prospectus and

Statutory Prospectus, each dated April 29, 2016, as supplemented

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet and will no longer be a portfolio manager for the Virtus Strategic Allocation Series, and Stephen H. Hooker will be added as a portfolio manager to the Series. The resulting disclosure changes to the Series’ prospectuses that will be effective on April 30, 2017 are described below.

The disclosure under “Portfolio Managers” in the Series’ summary prospectus and in the summary section of Series’ statutory prospectus will be replaced in its entirety with the following:

> David L. Albrycht, CFA, President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the Series since 2007.

> Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the Series since September 2016.

> Doug Foreman, CFA, Chief Investment Officer at Kayne Anderson Rudnick. Mr. Foreman has served as a Portfolio Manager of the Series since September 2016.

> Stephen H, Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the Series since April 2017.

The disclosure regarding fixed income investments of the Series under “Portfolio Management” will be replaced in its entirety with the following:

David L. Albrycht, CFA, is President and Chief Investment Officer at Newfleet (since June 2011). Mr. Albrycht has been Portfolio Manager of the Series since 2007. Prior to joining Newfleet in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds as well as two closed-end funds, an exchange-traded fund and a UCITS.

Stephen H. Hooker, CFA, is a Managing Director and Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT StratAllocation PMs (3/2017)

Virtus Strategic Allocation Series

a series of Virtus Variable Insurance Trust

Supplement dated March 24, 2017 to the Statement of Additional Information (“SAI”)

dated April 29, 2016, as supplemented

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet and will no longer be a portfolio manager for the Virtus Strategic Allocation Series, and Stephen H. Hooker will be added as a portfolio manager to the Series. The resulting disclosure changes to the Series’ SAI that will be effective on April 30, 2017 are described below.

The disclosure in the table under “Portfolio Managers” on page 77 of the SAI will be amended by removing the reference to Mr. Kelleher in the row for the Series. In addition, Stephen H. Hooker will be added as Portfolio Manager of the Series.

The disclosure in the “Other Accounts (No Performance Based Fees)” table on page 77 of the SAI will be amended by removing the reference to Mr. Kelleher. In addition, a new row showing the following information for Mr. Hooker and an associated footnote will be added to the table:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen H. Hooker*	1	$30.4 million	[0]	$[0]	[0]	$[0]

*As of March 21, 2017.

Investors should retain this supplement with the SAI for future reference.

VVIT SAI Strat Allocation PMs (3/2017)